SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.          )

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Soliciting Material Under Rule 14a-12

CPI AEROSTRUCTURES, INC,
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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CPI AEROSTRUCTURES, INC.
60 Heartland Blvd.
Edgewood, New York  11717
(631) 586-5200

Notice of Annual Meeting of Shareholders
to be held on June 11, 2009

To the Shareholders of CPI Aerostructures, Inc.:

You are cordially invited to attend the annual meeting of shareholders of CPI Aerostructures, Inc. to be held at the offices of Graubard Miller, our general counsel, located at The Chrysler Building, 405 Lexington Avenue, 19th Floor, New York, New York 10174, on Thursday, June 11, 2009, at 9:00 a.m., to consider and act upon the following matters:

(1)	To elect two Class II directors to serve for the ensuing three-year period until their successors are elected and qualified; and

(2)	To approve the CPI Aerostructures, Inc. Performance Equity Plan 2009 (the “Performance Equity Plan 2009”); and

(3)	To transact such other business as may properly come before the meeting and any and all postponements or adjournments thereof.

Only shareholders of record at the close of business on April 24, 2009 will be entitled to notice of, and to vote at, the meeting and any postponements or adjournments thereof.

You are urged to read the attached proxy statement, which contains information relevant to the actions to be taken at the meeting.  Whether or not you expect to attend the meeting, you are earnestly requested to date, sign and return the accompanying form of proxy in the enclosed addressed, postage-prepaid envelope.  Returning a proxy will not affect your right to vote in person if you attend the meeting.  You may revoke your proxy if you so desire at any time before it is voted. We would greatly appreciate the prompt return of your proxy as this will assist us in preparing for the meeting.

By Order of the Board of Directors

Vincent Palazzolo, Secretary
Edgewood, New York
April 30, 2009

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 11, 2009

Our proxy statement and our annual report on Form 10-K for the fiscal year ended December 31, 2008 are available at http://www.cpiaero.com/ir.php under “Annual Reports” and “Proxy”

CPI AEROSTRUCTURES, INC.

PROXY STATEMENT

Annual Meeting of Shareholders

to be held on June 11, 2009
__________

This proxy statement and the accompanying form of proxy is furnished to shareholders of CPI Aerostructures, Inc. in connection with the solicitation of proxies by our board of directors for use in voting at our annual meeting of shareholders to be held at the offices of Graubard Miller, our general counsel, located at The Chrysler Building, 405 Lexington Avenue, 19th Floor, New York, New York 10174, on Thursday, June 11, 2009, at 9:00 a.m., and at any and all postponements or adjournments.

This proxy statement, the accompanying notice of meeting of shareholders, the proxy and the annual report to shareholders for the year ended December 31, 2008 are being mailed on or about April 30, 2009 to shareholders of record on April 24, 2009.  We are bearing all costs of this solicitation.

What matters am I voting on?

You are being asked to vote on the following matters:

(1)	to elect two Class II directors to serve for the ensuing three-year period until their successors are elected and qualified; and

(2)	to approve the CPI Aerostructures, Inc. Performance Equity Plan 2009 (the “Performance Equity Plan 2009”); and

(3)	any other business that may properly come before the meeting and any and all postponements or adjournments.

Who is entitled to vote?

Holders of our common stock as of the close of business on April 24, 2009, the record date, are entitled to vote at the meeting.  As of the record date, we had issued and outstanding 5,995,465 shares of common stock, our only class of voting securities outstanding.  Each holder of our common stock is entitled to one vote for each share held on the record date.

What is the effect of giving a proxy?

Proxies in the form enclosed are solicited by and on behalf of our board.  The persons named in the proxy have been designated as proxies by our board.  If you sign and return the proxy in accordance with the procedures set forth in this proxy statement, the persons designated as proxies by the board will vote your shares at the meeting as specified in your proxy.

If you sign and return your proxy in accordance with the procedures set forth in this proxy statement but you do not provide any instructions as to how your shares should be voted, your shares will be voted FOR the election of the nominees listed below under Proposal 1 and FOR the approval of the Performance Equity Plan 2009 described below under Proposal 2.

If you give your proxy, your shares also will be voted in the discretion of the proxies named on the proxy card with respect to any other matters properly brought before the meeting and any postponements or adjournments.  If any other matters are properly brought before the meeting, the persons named in the proxy will vote the proxies in accordance with their best judgment.

May I change my vote after I return my proxy card?

You may revoke your proxy at any time before it is exercised by:

•	delivering written notification of your revocation to our secretary;

•	voting in person at the meeting; or

•	delivering another proxy bearing a later date.

Please note that your attendance at the meeting will not alone serve to revoke your proxy.

What is a quorum?

A quorum is the minimum number of shares required to be present at the meeting for the meeting to be properly held under our bylaws and New York law.  The presence, in person or by proxy, of a majority of the votes entitled to be cast at the meeting will constitute a quorum at the meeting.  A proxy submitted by a shareholder may indicate that all or a portion of the shares represented by the proxy are not being voted (“shareholder withholding”) with respect to a particular matter.  Similarly, a broker may not be permitted to vote stock (“broker non-vote”) held in street name on a particular matter in the absence of instructions from the beneficial owner of the stock.  The shares subject to a proxy which are not being voted on a particular matter because of either shareholder withholding or broker non-vote will not be considered shares present and entitled to vote on that matter.  These shares, however, may be considered present and entitled to vote on other matters and will count for purposes of determining the presence of a quorum if the shares are being voted with respect to any matter at the meeting.  If the proxy indicates that the shares are not being voted on any matter at the meeting, the shares will not be counted for purposes of determining the presence of a quorum.  Abstentions are voted neither “for” nor “against” a matter, but are counted in the determination of a quorum.

How many votes are needed for approval of each matter?

The election of directors The election of directors requires a plurality vote of the votes cast at the meeting.  “Plurality” means that the individuals who receive the largest number of votes cast “FOR” are elected as directors.  Consequently, any shares not voted “FOR” a particular nominee, whether as a result of a direction of the shareholder to withhold authority, abstentions or a broker non-vote, will not be counted in the nominee’s favor.

The approval of the Performance Equity Plan 2009 The Performance Equity Plan 2009 must be approved by the affirmative vote of a majority of the votes cast at the meeting.  Abstentions from voting are counted as “votes cast” with respect to the proposal and, therefore, have the same effect as a vote against the proposal.  Shares deemed present at the meeting but not entitled to vote because of either shareholder withholding or broker non-vote are not deemed “votes cast” with respect to the proposal, and therefore will have no effect on the vote.

How do I vote?

You may vote your shares in one of three ways: by mail, facsimile or in person at the meeting.  The prompt return of the completed proxy card will assist us in preparing for the meeting.  Date, sign and return the accompanying proxy in the postage-prepaid envelope enclosed for that purpose.  You can specify your choices by marking the appropriate boxes on the proxy card.  If you attend the meeting, you may deliver your completed proxy card in person or fill out and return a ballot that will be supplied to you. If you wish to fax your proxy, please copy both the front and back of the signed proxy and fax it to American Stock Transfer & Trust Co. at (718) 234-2287 (phone: (718) 921-8278).

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table and accompanying footnotes set forth certain information as of April 24, 2009 with respect to the ownership of our common shares by:

•	each person or group who beneficially owns more than 5% of our common shares;
•	each of our directors;
•	our chief executive officer and chief financial officer, our only executive officers (collectively, the “named executive officers”); and
•	all of our directors and executive officers as a group.

A person is deemed to be the beneficial owner of securities that can be acquired by the person within 60 days from the record date upon the exercise of options or warrants.  Accordingly, common shares issuable upon exercise of options and warrants that are currently exercisable or exercisable within 60 days of April 24, 2009 have been included in the table with respect to the beneficial ownership of the person owning the options or warrants, but not with respect to any other persons.

Name and Address of Beneficial Owner(1)	Shares Beneficially Owned(2)	Percent of Class(3)
Edward J. Fred	410,464(4)	6.4%
Vincent Palazzolo	75,719(5)	1.3%
Walter Paulick	66,000(6)	1.1%
Kenneth McSweeney	69,334(7)	1.2%
Harvey J. Bazaar	79,333(8)	1.3%
Eric Rosenfeld c/o Crescendo Partners 825 Third Avenue, 40th Floor New York, NY 10022	1,084,334(9)	17.6%
Rutabaga Capital Management 64 Broad Street, 3rd Floor Boston, MA 02109	720,844(10)	12.0%
Skiritai Capital, LLC 388 Market Street, Suite 700 San Francisco, CA 94111	443,127(11)	7.4%
Royce & Associates, LLC 1414 Avenue of the Americas New York, NY 10019	401,800(12)	6.7%
All directors and executive officers as a group (six persons)	1,785,184(13)	26.3%
____________________________________

*	Less than 1%.

(1)	Unless otherwise noted, the business address of each of the following persons is c/o CPI Aerostructures, Inc., 60 Heartland Blvd., Edgewood, New York 11717.

(2)
Unless otherwise noted, we believe that all persons named in the table have sole voting and investment power with respect to all common shares beneficially owned by them, subject to community property laws, where applicable.

(3)
There are 5,995,465 shares currently issued and outstanding.  Each person beneficially owns a percentage of our outstanding common shares equal to a fraction, the numerator of which is the number of common shares held by such person plus the number of common shares that such person can acquire within 60 days of April 24, 2009 upon the exercise or conversion of options, warrants or convertible securities and the denominator of which is 5,995,842 (the number of common shares currently outstanding) plus the number of shares such person can so acquire during such 60-day period.

(4)	Includes 385,000 common shares that Mr. Fred has the right to acquire upon exercise of options.

(5)
Includes 66,666 common shares that Mr. Palazzolo has the right to acquire upon exercise of options.  Excludes options to purchase 8,334 common shares that are not exercisable within 60 days of the record date.

(6)	Includes 55,000 common shares that Mr. Paulick has the right to acquire upon exercise of options.

(7)	Includes 50,000 common shares that Mr. McSweeney has the right to acquire upon exercise of options.

(8)	Includes 78,333 common shares that Mr. Bazaar has the right to acquire upon exercise of options.

(9)
Represents (a) 46,000 common shares beneficially owned as joint tenants by Mr. Rosenfeld and his wife, (b) 883,334 shares held by Crescendo Partners II, L.P. Series L (“Crescendo Partners II”) and (c) 150,000 common shares that Mr. Rosenfeld has the right to acquire upon exercise of options.  Mr. Rosenfeld is the senior managing member of the sole general partner of Crescendo Partners II.  Mr. Rosenfeld disclaims beneficial ownership of the shares held by Crescendo Partners II, except to the extent of his pecuniary interest therein.

(10)	The information with respect to Rutabaga Capital Management is derived from an Amendment to Schedule 13G filed with the Securities and Exchange Commission on February 5, 2009.

(11)	The information with respect to Royce & Associates is derived from an Amendment to Schedule 13G filed with the Securities and Exchange Commission on January 23, 2009.

(12)	The information with respect to Skiritai Capital, LLC is derived from a Schedule 13G filed with the Securities and Exchange Commission on July 17, 2008.

(13)	Includes an aggregate of 784,999 common shares that Messrs. Fred, Palazzolo, Paulick, McSweeney, Bazaar and Rosenfeld have the right to acquire upon exercise of outstanding options.

PROPOSAL 1

ELECTION OF DIRECTORS

Our board of directors is divided into three classes with only one class of directors being elected in each year and each class serving a three-year term.  The term of office of the second class of directors (Class II), consisting of Walter Paulick and Eric Rosenfeld, will expire at this year’s annual meeting.  The term of office of the third class of directors (Class III), consisting of Edward J. Fred, will expire at our annual meeting in 2010. The term of office of the first class of directors (Class I), consisting of Kenneth McSweeney and Harvey J. Bazaar, will expire at our annual meeting in 2011.

Unless authority is withheld, the proxies solicited by our board of directors will be voted “FOR” the reelection of Walter Paulick and Eric Rosenfeld.  Our management has no reason to believe that Messrs. Paulick and Rosenfeld will not be candidates or will be unable to serve.  However, if either should become unable or unwilling to serve as a director, the proxy will be voted for the election of another person as shall be designated by the board of directors.

Information About Directors, Nominees, Executive Officers and Significant Employees

Our directors, executive officers and significant employees are as follows:

Name	Age	Position
Eric Rosenfeld (1)(2)(4)	51	Chairman of the Board of Directors (non-executive)
Edward J. Fred (1)	50	Chief Executive Officer, President and Director
Vincent Palazzolo	45	Chief Financial Officer
Walter Paulick (2)(3)(4)	62	Director
Kenneth McSweeney (2)(3)(4)	77	Director
Harvey J. Bazaar (3)	68	Director
Significant Employee
Douglas McCrosson	46	Senior Vice President of Operations
__________________________________________
(1) Member of strategic planning committee.
(2) Member of compensation committee.
(3) Member of audit committee.
(4) Member of nominating committee.

Eric S. Rosenfeld has been the non-executive chairman of our board of directors since January 2005 and a director and chairman of our strategic planning committee since April 2003. Mr. Rosenfeld has been the President and Chief Executive Officer of Crescendo Partners, L.P., a New York based investment firm, since its formation in November 1998.  Prior to forming Crescendo Partners, he held the position of Managing Director at CIBC Oppenheimer and its predecessor company Oppenheimer & Co., Inc for fourteen years. He was Chairman of the Board of Spar Aerospace Limited from 1999 through 2001.

Mr. Rosenfeld is chairman of the board of Computer Horizons Corp., an IT Services Company. He is also a director of Primoris Services Corporation, a NASDAQ listed specialty construction firm that went public by merging with Rhapsody Acquisition Corporation. In addition, Mr. Rosenfeld is a director of Hill International, a NYSE listed construction management firm that went public by merging with Arpeggio Acquisition Corporation. Both Rhapsody and Arpeggio were blank check companies of which Mr. Rosenfeld was chairman, president and CEO. He is also a director of Matrikon Inc, a Toronto Stock Exchange listed company that is a provider of industrial intelligence solutions and a director of DALSA Corp., a Toronto Stock Exchange listed digital imaging and semiconductor firm.  He is also a director of Cott Corporation, a NYSE and Toronto Stock Exchange listed beverage company.

Mr. Rosenfeld was a director of Emergis Inc., a Toronto Stock Exchange-listed electronic commerce company until its recent acquisition by Telus.  He was a director of Sierra Systems Group Inc., a Toronto Stock Exchange-listed information technology, management consulting and systems integration firm until it was acquired in early 2007. He served as a director of the Geac Computer Corporation Limited, a Toronto Stock Exchange and NASDAQ listed enterprise software company until it was sold in 2006.  Mr. Rosenfeld served as a director and head of the special committee of Pivotal Corporation, a Vancouver based customer relations management software company.  Until its sale in 2004 to Kronos Incorporated, he was also a director of AD OPT Technologies, Inc., a company based in Montreal that provides advanced workforce planning, scheduling and management solutions.  Mr. Rosenfeld is a regular guest lecturer at Columbia Business School and he is a faculty member at the Directors College.  He has served on numerous panels at Queen’s University Business Law School Symposia, McGill Law School, the World Presidents’ Organization, the Canadian Corporate Counsel Association Conference and the Canadian Foundation for Investor Education.  He has also been a regular guest host on CNBC. Mr. Rosenfeld received an MBA from Harvard University and an AB degree in economics from Brown University.

Edward J. Fred has been an officer since February 1995 and a member of our board of directors since January 1999.  He was our controller from February 1995 to April 1998, when he was appointed chief financial officer, a position he held until June 2003 and then from January 2004 to May 2004.  He was executive vice president from May 2000 until December 2001 and was appointed to the position of president in January 2002 and to the position of chief executive officer in January 2003.  For approximately ten years prior to joining CPI Aero, Mr. Fred served in various positions for the international division of Grumman, where he last held the position of controller.  Mr. Fred holds a Bachelor of Business Administration in Accounting from Dowling College and an Executive MBA from Hofstra University.

Vincent Palazzolo has been our chief financial officer since May 2004 and our secretary since March 2008.  From December 2003 to May 2004, he was employed by J. H. Cohn LLP as an audit partner.  From 1988 through November 2003, Mr. Palazzolo was employed by Goldstein Golub Kessler LLP (“GGK”), where he was an audit partner from September 1999 through November 2003.  While employed by GGK, from September 1999 to November 2003, Mr. Palazzolo also served as a managing director of American Express Tax and Business Services, Inc.  Mr. Palazzolo holds a Bachelor of Business Administration in Accounting from Hofstra University, is a certified public accountant and is a member of the American Institute of Certified Public Accountants and the New York State Society of Certified Public Accountants.

Walter Paulick has been a director since April 1992 and chairman of our nominating committee since March 2004.  From June 2006 until April 2007, he served as chairman of our audit committee.  Mr. Paulick is currently a self-employed real estate development consultant.  From 1982 to November 1992, Mr. Paulick was a vice president of Parr Development Company, Inc., a real estate development company.  From 1980 to 1982, Mr. Paulick was employed by Key Bank, where he last held the position of vice president.  From 1971 to 1980, Mr. Paulick was a vice president of National Westminster U.S.A.  Mr. Paulick holds an associate degree in Applied Science from Suffolk Community College and Bachelor of Business Administration from Dowling College.

Kenneth McSweeney has been a director since February 1998 and chairman of our compensation committee since April 2003.  Mr. McSweeney has been an independent consultant to the aerospace industry since January 1995.  From 1961 to 1995, Mr. McSweeney served in various management positions for Northrop Grumman Corporation, most recently as the vice president of its Aerostructures Division and a director of business development for the Mideast and gulf coast region.  Mr. McSweeney has extensive experience in aerostructures and logistics support products and is a licensed professional engineer in New York State.  He holds Bachelor and Master of Science degrees in Electrical Engineering from the Polytechnic Institute of Brooklyn and a Masters degree in Business Management from CW Post College.  He also completed the Executive Development Program at the Cornell School of Business and Public Administration.

Harvey J. Bazaar has been a director since December 2006 and chairman of our audit committee since April 2007.  A certified public accountant, Mr. Bazaar has spent most of his career in public accounting, having retired from PricewaterhouseCoopers in 2000 as the Global and Americas Leader for the Capital Markets Group.  At Coopers & Lybrand, which merged with PriceWaterhouse to form PricewaterhouseCoopers, Mr. Bazaar served on the firm’s Executive Committee and as Managing Partner of the New York City office.  In post-retirement, from September 2001 to December 2002, Mr. Bazaar served as the chief operating officer of DML Global Services, a company providing fund accounting and related services to private investment funds and other businesses.  Mr. Bazaar holds a Bachelor of Science Degree from Kent State University and is a member of the board of trustees of the Kent State University Foundation.

Douglas McCrosson has been with CPI Aero since May 2003, serving as director of business development from May 2003 to January 2006, vice president of business development from February 2006 to January 2007, vice president of operations from February 2007 to December 2008 and senior vice president of operations since December 2008.  From 1997 to May 2003, Mr. McCrosson was corporate secretary and vice president of Frisby Technologies, Inc.  From 1988 to 1997, he was employed by Frisby Aerospace, Inc. in various engineering and marketing positions.  He started his professional career as a mechanical engineer at Grumman Corporation.  Mr. McCrosson holds a Bachelor of Science degree in mechanical engineering from the State University of New York at Buffalo and a Master of Science degree in Management from Polytechnic University.

Independence of Directors

Our common stock is listed on the NYSE Amex LLC (“NYSE Amex”).  As a result, we follow the rules of the NYSE Amex in determining whether a director is independent.  The board of directors also consults with our counsel to ensure that the board’s determinations are consistent with those rules and all relevant securities and other laws and regulations regarding the independence of directors.  Consistent with these considerations, the board of directors affirmatively has determined that Kenneth McSweeney, Walter Paulick, Harvey J. Bazaar and Eric Rosenfeld will be independent directors of CPI Aero for the ensuing year.  The other remaining director, Edward J. Fred, is not independent because he is currently employed by us.  All members of our audit, compensation and nominating committees are independent.

Code of Ethics

In March 2004, our board of directors adopted a written code of ethics that applies to our directors, officers and employees.  A copy of our code of ethics was filed as exhibit 14 to our Annual Report on Form 10-KSB for the year ended December 31, 2003.  Requests for copies of our code of ethics should be sent in writing to CPI Aerostructures, Inc., 60 Heartland Blvd., Edgewood, New York 11717, Attention: Corporate Secretary.

Board of Directors Meetings and Committees

Our board of directors held seven meetings in 2008 and acted by unanimous written consent on one occasion.  All directors attended the 2008 annual shareholder meeting.  Although we do not have any formal policy regarding director attendance at annual shareholder meetings, we attempt to schedule our annual meetings so that all of our directors can attend.  In addition, we expect our directors to attend all board and committee meetings and to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities.  No member of our board of directors attended fewer than 75% of the total number of meetings of the board and committees thereof upon which he served during 2008. We have standing compensation, audit, nominating and strategic planning committees.

Strategic Planning Committee Information

Our strategic planning committee is currently comprised of Eric Rosenfeld (chairman) and Edward J. Fred. The main role of the strategic planning committee is to evaluate and analyze strategic options for the company, including potential merger or acquisition partners.  The strategic planning committee held one meeting during 2008.

Compensation Committee Information

Our compensation committee is currently comprised of Kenneth McSweeney (chairman), Walter Paulick and Eric Rosenfeld, each an independent director under the NYSE Amex listing standards.  The compensation committee held three meetings during 2008 and acted by unanimous consent on one occasion.  The responsibilities of the compensation committee, which does not have a charter, include:

•	establishing the general compensation policy for our executive officers, including the chief executive officer;

•	administering our 1992 Employee Stock Option Plan, 1995 Stock Option Plan, 1998 Performance Equity Plan and Performance Equity Plan 2000; and

•	in administering each of these plans, determining who participates in the plans, establishing performance goals, if any, and determining specific grants and bonuses to the participants.

The compensation committee makes all final determinations with respect to compensation of executive officers based on its assessment of the value of each executive’s contribution, the results of recent past fiscal years in light of prevailing business conditions, our goals for the ensuing fiscal year and, to a lesser extent, prevailing compensation levels at companies considered to be comparable to our company.  Our compensation committee considers recommendations from our chief executive officer relating to the compensation of our other executive officers, but the chief executive officer does not make recommendations regarding his own compensation.  Executive officers other than our chief executive officer generally are not involved in determining executive compensation.

From time to time, our compensation committee may utilize the services of third parties, including subscriptions to executive compensation surveys and other databases, to assist with their review of compensation for executive officers.  Our compensation committee is charged with performing an annual review of the compensation of our executive officers to determine whether they are provided with adequate incentives and motivation, and whether they are compensated appropriately in accordance with our compensation policies.

Nominating Committee Information and Report

General

The board of directors has a nominating committee comprised of Walter Paulick (chairman), Kenneth McSweeney and Eric Rosenfeld, each an independent director under the NYSE Amex listing standards.  The nominating committee held one meeting during 2008. The nominating committee is responsible for overseeing the selection of persons to be nominated to serve on our board of directors.  The nominating committee considers persons identified by its members, management, shareholders, investment bankers and others.

The board of directors has adopted a written charter and established guidelines for selecting nominees and a method by which shareholders may propose to the nominating committee candidates for selection as nominees for directors.  The nominating committee charter and guidelines were included as Appendix A to our 2007 Proxy Statement filed with the Securities and Exchange Commission on April 30, 2007.

Guidelines for Selecting Director Nominees

The guidelines for selecting nominees generally provide that persons to be nominated should be actively engaged in business endeavors, have an understanding of financial statements, corporate budgeting and capital structure, be familiar with the requirements of a publicly traded company, be familiar with industries relevant to our business endeavors, be willing to devote significant time to the oversight duties of the board of directors of a public company, and be able to promote a diversity of views based on the person’s education, experience and professional employment.  The nominating committee evaluates each individual in the context of the board as a whole, with the objective of recommending a group of persons that can best implement our business plan, perpetuate our business and represent shareholder interests. The nominating committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time.  The nominating committee does not distinguish among nominees recommended by shareholders and other persons.

Procedure for Shareholders to Recommend Director Candidates

Shareholders and others who wish to recommend candidates to the nominating committee for consideration as directors must submit their written recommendations to the nominating committee and include all of the information described in the section “Shareholder Proposals and Recommendations”.

The nominating committee recommended to the board to nominate Walter Paulick and Eric Rosenfeld for re-election as Class II directors.  The nominating committee did not receive proposals from any shareholders or others for suggested director candidates.

Audit Committee Information and Report

General

Our audit committee is currently comprised of Harvey J. Bazaar (chairman), Walter Paulick and Kenneth McSweeney.  During the year ended December 31, 2008, the audit committee held five meetings.  All of the members of the audit committee are “independent directors” and are “financially literate” as defined under the NYSE Amex listing standards.  The current NYSE Amex listing standards define an “independent director” generally as a person, other than an officer of the company, who does not have a relationship with the company that would interfere with the director’s exercise of independent judgment.  The NYSE Amex’s listing standards define “financially literate” as being able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement.

Financial Expert on Audit Committee

We must certify to the NYSE Amex that the audit committee has, and will continue to have, at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual’s financial sophistication.  The board of directors has determined that Harvey J. Bazaar satisfies the NYSE Amex’s definition of financial sophistication and also qualifies as an “audit committee financial expert,” as defined under the rules and regulations of the Securities and Exchange Commission.

Principal Accountant Fees

	2008	2007
Audit Fees(1)	$218,000	$202,000
Audit Related Fees	–	–
Tax Fees(2)	35,375	29,600
All Other Fees(3)	3,849	731
Total	$257,224	$232,331
__________________________

(1)
Represents the aggregate fees billed for professional services rendered by our principal accountants for the audits of our annual financial statements for the years ended December 31, 2008 and 2007 and review of financial statements included in our quarterly reports on Form 10-Q or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those periods.

(2)
Represents the aggregate fees billed for professional services rendered by our principal accountants for the preparation of our federal and state income tax returns for the years ended December 31, 2008 and 2007.

(3)	Represents the aggregate fees billed for other professional services rendered by our principal accountants, including out-of-pocket expenses.

Audit Committee Pre-Approval Policies and Procedures

In accordance with Section 10A(i) of the Securities Exchange Act of 1934, before we engage our independent accountants to render audit or non-audit services, the engagement is approved by our audit committee.  Our audit committee approved all of the fees referred to in the sections entitled “Audit Fees,” “Audit-Related Fees,” “Tax Fees” and “All Other Fees” above.

Audit Committee Report

The board of directors has a written audit committee charter, which was included as Appendix B to our 2007 Proxy Statement filed with the Securities and Exchange Commission on April 30, 2007.  The audit committee charter, which is reviewed annually, was last reviewed on May 9, 2008.  According to the audit committee charter, our audit committee’s responsibilities include, among other things:

•
reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommend to the board whether the audited financial statements should be included in our Form 10-K;

•	discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

•	discussing with management and the independent auditor the effect on our financial statements of (i) regulatory and accounting initiatives and (ii) off-balance sheet structures;

•	discussing with management major financial risk exposures and the steps management has taken to monitor and control such exposures, including our risk assessment and risk management policies;

•
reviewing disclosures made to the audit committee by our chief executive officer and chief financial officer during their certification process for our Form 10-Ks and Form 10-Qs about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in our internal controls;

•	verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

•	reviewing and approving all related-party transactions;

•	inquiring and discussing with management our compliance with applicable laws and regulations;

•	pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;

•	appointing or replacing the independent auditor;

•
determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work; and

•
establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies.

Management has reviewed the audited financial statements in the company’s annual report on Form 10-K with the audit committee, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant accounting judgments and estimates, and the clarity of disclosures in the financial statements.  In addressing the quality of management’s accounting judgments, members of the audit committee asked for management’s representations and reviewed certifications prepared by the chief executive officer and chief financial officer that the unaudited quarterly and audited financial statements of the company fairly present, in all material respects, the financial condition and results of operations of the company.

In performing all of these functions, the audit committee acts only in an oversight capacity.  The committee reviews the company’s annual reports and generally reviews its quarterly reports prior to filing with the Securities and Exchange Commission.  In its oversight role, the audit committee relies on the work and assurances of the company’s management, which has the responsibility for financial statements and reports, and of the independent registered public accounting firm, who, in their report, express an opinion on the conformity of the company’s annual financial statements to generally accepted accounting principles.  The audit committee has met and held discussions with management and the company’s independent registered public accounting firm.  Management represented to the audit committee that the company’s financial statements were prepared in accordance with generally accepted accounting principles, and the audit committee has reviewed and discussed the financial statements with management and the independent registered public accounting firm.  The audit committee discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).  The company’s independent registered public accounting firm also provided the audit committee with the written disclosures required by independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and the audit committee discussed with the independent registered public accounting firm and management the auditor’s independence, including with regard to fees for services rendered during the fiscal year and for all other professional services rendered by the company’s independent registered public accounting firm.  In reliance on these reviews and discussions and the report of the independent registered public accounting firm, the audit committee recommended to the board of directors, and the board has approved, that the audited financial statements be included in the company’s annual report on Form 10-K for the fiscal year ended December 31, 2008, for filing with the Securities and Exchange Commission.

Members of the Audit Committee:
Harvey J. Bazaar (chairman)
Walter Paulick
Kenneth McSweeney

Summary Compensation Table

The following table sets forth the compensation paid or earned by each of our named executive officers for each of the fiscal years ended December 31, 2008, 2007 and 2006.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Edward J. Fred	2008	$300,000	$214,920(2)	–	$26,389(3)	$541,309
Chief Executive Officer and President	2007	$283,150	$255,348(4)	–	$23,084(5)	$561,582
	2006	$267,120	–	–	$12,963(6)	$280,083
Vincent Palazzolo	2008	$208,000	$103,162(7)	$31,492(8)		$342,654
Chief Financial Officer	2007	$200,000	124,866(9)	$31,492(8)	–	$356,358
	2006	$183,750	–	$30,741(8)	–	$214,491
__________________

(1)	Reflects actual base salary amounts paid for each of the years indicated.

(2)
Represents the bonus earned by Mr. Fred for the year ended December 31, 2008 as calculated pursuant to the terms of Mr. Fred’s employment agreement dated July 18, 2007 and included as an exhibit to our Current Report on Form 8-K filed with the Securities and Exchange Commission on July 23, 2007.  The bonus was comprised of $177,460 of cash and 9,249 shares of common stock, valued at $37,460 ($4.05 per share).

(3)	Represents (a) $15,517 for a portion of an automobile lease, insurance and maintenance attributable to personal use and (b) $10,872 for life insurance premiums paid by us for the benefit of Mr. Fred.

(4)
Represents the bonus earned by Mr. Fred for the year ended December 31, 2007 as calculated pursuant to the terms of Mr. Fred’s employment agreement dated July 18, 2007 and included as an exhibit to our Current Report on Form 8-K filed with the Securities and Exchange Commission on July 23, 2007.  The bonus was comprised of $197,674 of cash and 7,115 shares of common stock, valued at $57,674 ($8.10 per share).

(5)	Represents (a) $11,490 for a portion of an automobile lease, insurance and maintenance attributable to personal use and (b) $11,594 for life insurance premiums paid by us for the benefit of Mr. Fred.

(6)	Represents (a) $12,290 for a portion of an automobile lease, insurance and maintenance attributable to personal use and (b) $673 for life insurance premiums paid by us for the benefit of Mr. Fred.

(7)
Represents the bonus earned by Mr. Palazzolo for the year ended December 31, 2008 as calculated pursuant to the terms of Mr. Palazzolo’s employment agreement dated December 1, 2006 and included as an exhibit to our Current Report on Form 8-K filed with the Securities and Exchange Commission on December 5, 2006.  The bonus was comprised of $89,081 of cash and 3,477 shares of common stock, valued at $14,081 ($4.05 per share).

(8)
The assumptions related to the valuation of our stock options are disclosed in Note 9 of our audited financial statements for the year ended December 31, 2008 included in our annual report on Form 10-K filed with the Securities and Exchange Commission on March 26, 2009.

(9)	Represents the bonus earned by Mr. Palazzolo for the year ended December 31, 2007 as calculated pursuant to the terms of Mr. Palazzolo’s employment agreement dated December 1, 2006 and included as an exhibit to our Current Report on Form 8-K filed with the Securities and Exchange Commission on December 5, 2006.  The bonus was comprised of $99,933 of cash and 3,076 shares of common stock, valued at $24,933 ($8.10 per share).

Compensation Arrangements for Executive Officers

Edward J. Fred

On July 18, 2007, we entered into an amended and restated employment agreement with Edward J. Fred, which provides for Mr. Fred to continue to serve as our President and Chief Executive Officer until December 31, 2010.  Mr. Fred’s annual base salary was $283,150 for 2007, was increased to $300,000 for 2008 and will increase to $318,000 for 2009 and to $337,000 for 2010.  In addition, Mr. Fred is eligible to receive an annual bonus, calculated based on changes in our revenues and earnings before interest, taxes, depreciation and amortization (“EBITDA”) from the prior year.  Twenty-five percent (25%) of the bonus amount is determined by revenues and 75% by EBITDA.  Changes in revenues and EBITDA for the current year are measured from the previous year, except that if EBITDA for the year preceding the year for which the EBITDA bonus is to be determined is less than $1 million, then the EBITDA bonus will be calculated by comparing the current year’s EBITDA to the EBITDA of the first preceding year in which EBITDA was in excess of $2 million (“EBITDA Comparison Year”).  To the extent that a 10% annual increase in revenues and EBITDA from the prior year, or EBITDA Comparison Year, as appropriate, is achieved, Mr. Fred is entitled to a target annual bonus equal to 65% of his annual base salary.  Should the revenue and/or EBITDA levels fall short of or exceed a 10% increase from the prior year, or EBITDA Comparison Year, as appropriate, Mr. Fred’s bonus will decrease or increase by predetermined percentages.  If there is more than a 15% annual decrease in EBITDA or revenues, no EBITDA bonus or revenue bonus will be paid.  If there is an annual increase of 100% or more in EBITDA or revenues, Mr. Fred’s EBITDA bonus or revenue bonus will be 75% more than the target annual bonus.  Both bonuses will be adjusted pro rata if EBITDA and/or revenues fall in between two designated percentages.  The first $140,000 of bonus will be paid in cash and the balance will be paid half in cash and half in shares of our common stock.  The shares of common stock will be valued at the average of the last sale prices of our common stock for five consecutive trading days ending two trading days before issuance. For the year ended December 31, 2008, Mr. Fred received a bonus comprised of $177,460 of cash and 9,249 shares of our common stock, valued at $37,460 ($4.05 per share). For the year ended December 31, 2007, Mr. Fred received a bonus comprised of $197,674 of cash and 7,115 shares of our common stock, valued at $57,674 ($8.10 per share).

Mr. Fred’s employment agreement also provides that if, during the employment term, we terminate Mr. Fred without “cause” or he terminates his employment for “good reason” (as such terms are defined in the employment agreement), we will be required to pay him his base salary through the end of the employment term and provide medical insurance coverage until June 30, 2012.  Notwithstanding the foregoing, if a change of control (as such term is defined in the agreement) occurs prior to a termination by us without “cause” or by Mr. Fred for “good reason,” then, at Mr. Fred’s option, in lieu of the above compensation and benefits, we will pay him a lump sum equal to three times the total compensation (including salary and bonus) earned by him during the last full calendar year of his employment.  Under the agreement, Mr. Fred is prohibited from disclosing confidential information about us and he has agreed not to compete with us during the term of his employment and for two years thereafter.

Vincent Palazzolo

On December 1, 2006, we entered into an amended and restated employment agreement with Vincent Palazzolo, which provides for Mr. Palazzolo to continue to be employed as our chief financial officer until

December 31, 2009.  Mr. Palazzolo’s annual base salary was $200,000 for 2007, was increased to $208,000 for 2008 and will increase to $216,300 for 2009.In addition, Mr. Palazzolo is eligible to receive an annual bonus, calculated based on changes in our revenues and EBITDA from the prior year.  Twenty-five percent (25%) of the bonus amount is determined by revenues and 75% by EBITDA. Changes in revenues and EBITDA for the current year are measured from the previous year, except that if EBITDA for the year preceding the year for which the EBITDA bonus is to be determined is less than $1 million, then the EBITDA bonus will be calculated by comparing the current year’s EBITDA to the EBITDA Comparison Year.  To the extent that a 10% annual increase in revenues and EBITDA from the prior year, or EBITDA Comparison Year, as appropriate, is achieved, Mr. Palazzolo will be entitled to a target annual bonus equal to 45% of his annual base salary.  Should the revenue and/or EBITDA levels fall short of or exceed a 10% increase from the prior year, or EBITDA Comparison Year, as appropriate, Mr. Palazzolo’s bonus will decrease or increase by predetermined percentages.  If there is more than a 15% annual decrease in EBITDA or revenues, no EBITDA bonus or revenue bonus will be paid.  If there is an annual increase of 100% or more in EBITDA or revenues, Mr. Palazzolo’s EBITDA bonus or revenue bonus will be 75% more than the target annual bonus.  Both bonuses will be adjusted pro rata if EBITDA and/or revenues fall in between two designated percentages.  The first $75,000 of bonus will be paid in cash and the balance will be paid half in cash and half in shares of our common stock.  The shares of common stock will be valued at the average of the last sale prices of the common stock for five consecutive trading days ending two trading days before issuance. For the year ended December 31, 2008, Mr. Palazzolo received a bonus comprised of $89,081 of cash and 3,477 shares of our common stock, valued at $14,081 ($4.05 per share).  For the year ended December 31, 2007, Mr. Palazzolo received a bonus comprised of $99,933 of cash and 3,076 shares of our common stock, valued at $24,933 ($8.10 per share).

In addition to his base salary, on December 1, 2006, we granted Mr. Palazzolo a ten-year option to purchase 25,000 shares of common stock under the Performance Equity Plan 2000 at a price of $6.75 per share, exercisable in three equal annual installments commencing on the first anniversary of the date of grant.

Mr. Palazzolo’s employment agreement also provides that if, during the employment term, we terminate Mr. Palazzolo without “cause” or he terminates his employment for “good reason” (as such terms are defined in the employment agreement), we will be required to pay him his base salary through the end of the employment term.  Under the agreement, Mr. Palazzolo is prohibited from disclosing confidential information about us and he has agreed not to compete with us during the term of his employment and for two years thereafter.  Mr. Palazzolo’s employment agreement does not contain any change of control provisions.

Grants of Plan-Based Awards

We did not grant any options or other plan-based awards to our named executive officers during the year ended December 31, 2008.

Outstanding Equity Awards at Fiscal Year-End

The following table summarizes the outstanding option awards as of December 31, 2007 for each named executive officer.

Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Edward J. Fred Chief Executive Officer and President	60,000 125,000 100,000 100,000	0 0 0 0	$2.53 $2.59 $1.20 $6.35	12/31/2009 5/31/2010 8/13/2011 6/18/2012
Vincent Palazzolo Chief Financial Officer	50,000 16,666	0 8,334(1)	$10.48 $6.75	5/16/2014 11/30/2016
__________________________

(1)	Exercisable as to 8,334 shares on November 30, 2009. After a portion of the option becomes exercisable, it will remain exercisable until the close of business on November 30, 2016.

Option Exercises in 2007

Neither of the named executive officers exercised options during the year ended December 31, 2007.

Stock Option Plans

Performance Equity Plan 2000

The Performance Equity Plan 2000 authorizes the grant of 1,230,000 stock options, stock appreciation rights, restricted stock, deferred stock, stock reload options, and other stock based awards.  As of December 31, 2008, options to purchase an aggregate of 1,135,333 common shares had been granted under this plan, of which 817,333 options remain outstanding at exercise prices ranging from $2.59 to $10.24 per share.  As of April 24, 2009, options to purchase 39,167 common shares remain available for grant.

1998 Performance Equity Plan

The 1998 Performance Equity Plan authorizes the grant of 463,334 stock options, stock appreciation rights, restricted stock, deferred stock, stock reload options, and other stock based awards.  As of December 31, 2008, options to purchase an aggregate of 546,002 common shares had been granted, of which 110,000 remain outstanding at exercise prices ranging from $2.53 to $11.31 per share.  As of April 24, 2009, options to purchase 14,000 common shares remain available for grant.

1995 Stock Option Plan

The 1995 Employee Stock Option Plan authorizes the grant of 200,000 stock options and stock appreciation rights.  As of December 31, 2007, options to purchase an aggregate of 419,000 common shares had been granted, of which 120,001 remain outstanding at exercise prices ranging from $6.97 to $10.48 per share.  As of April 24, 2009, options to purchase 285 additional common shares remain available for grant.

Equity Compensation Plan Information

The following table sets forth certain information at December 31, 2008 with respect to our equity compensation plans that provide for the issuance of options, warrants or rights to purchase our securities.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (excluding securities reflected in the first column)
Equity Compensation Plans Approved by Security Holders	1,047,332	$6.42	123,452
_________________________

(1)           See “Other Options and Warrants” for a description of these plans.

Compensation of Directors

Each of our non-employee directors receives an annual cash fee of $10,000 (payable quarterly) and 10,000 options on or about April 1st of each year.  The audit committee chairman also receives an additional annual cash fee of $20,000 (payable quarterly) and an additional 15,000 options on April 1st of each year.  The chairman of the strategic planning committee receives an additional annual cash fee of $10,000 (payable quarterly).  The chairman of the board receives an additional annual cash fee of $40,000 (payable quarterly) and an additional 25,000 options on or about January 1st of each year.  Our non-employee directors are reimbursed for the reasonable expenses they incur to attend meetings.

The following table summarizes the compensation of our directors for the year ended December 31, 2008.  Directors who are employees of ours do not receive separate compensation for their service as a director.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
Eric Rosenfeld(2)	$60,000	$193,252	$253,252
Harvey J. Bazaar(3)	$30,000	$128,934	$158,934
Kenneth McSweeney	$10,000	$51,574	$61,574
Walter Paulick	$10,000	$51,574	$61,574
__________________________

(1)
The assumptions related to the valuation of our stock options are disclosed in Note 9 of our audited financial statements for the year ended December 31, 2008 included in our annual report on Form 10-K filed with the Securities and Exchange Commission on March 26, 2009.

(2)
In addition to his regular annual director compensation, Mr. Rosenfeld received $50,000 in cash and was granted 25,000 immediately exercisable options for serving as non-executive chairman of the board.

(3)	In addition to his regular annual director compensation, Mr. Bazaar received $20,000 in cash and was granted 15,000 immediately exercisable options for serving as chairman of the audit committee.

Pension Benefits

Other than our 401(k) plan, we do not maintain any other plan that provides for payments or other benefits at, following, or in connection with retirement.

PROPOSAL 2

APPROVAL OF CPI AEROSTRUCTURES, INC. PERFORMANCE EQUITY PLAN 2009

Background

Our Performance Equity Plan 2009 has been approved by our board of directors and will take effect upon approval by the shareholders at the Annual Meeting.  We are submitting the plan to our shareholders for their approval so that options granted under the plan may qualify for treatment as incentive stock options and awards under the plan may constitute performance-based compensation not subject to Section 162(m) of the Internal Revenue Code of 1986, as amended (“IRC”).

The plan reserves 500,000 shares of our common stock for issuance in accordance with the plan’s terms. The purpose of the plan is to enable us to offer our employees, officers, directors, and consultants whose past, present and/or potential contributions to us have been, are or will be important to our success, an opportunity to acquire a proprietary interest in us. The various types of incentive awards that may be provided under the plan are intended to enable us to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of our business.

All employees, officers, directors and consultants of ours will be eligible to be granted awards under the plan. An incentive stock option may be granted under the plan only to a person who, at the time of the grant, is an employee of ours. No allocations of shares that may be subject to awards have been made in respect of the executive officers or any other group. All awards will be subject to the recommendations of a committee designated by our board of directors and approval by such committee.

A summary of the principal features of the plan is provided below, but is qualified in its entirety by reference to the full text of the plan, which is attached to this proxy statement/prospectus as an Appendix.

Administration

The plan is administered by a committee of our board of directors comprised of at least two “outside directors,” as defined in the regulations issued under Section 162(m) of the IRC. Subject to the provisions of the plan, the committee determines, among other things, the persons to whom from time to time awards may be granted, the specific type of awards to be granted, the number of shares subject to each award, share prices, any restrictions or limitations on the awards, and any vesting, exchange, deferral, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions related to the awards.

Stock Subject to the Plan

Shares of stock subject to other awards that are forfeited or terminated will be available for future award grants under the plan. If a holder pays the exercise price of a stock option by surrendering any previously owned shares of common stock or arranges to have the appropriate number of shares otherwise issuable upon exercise withheld to cover the withholding tax liability associated with the stock option exercise, then the in the committee’s discretion, the number of shares available under the plan may be increased by the lesser of the number of such surrendered shares and shares used to pay taxes and the number of shares purchased under the stock option.

Under the plan, on a change in the number of shares of our common stock as a result of a dividend on shares of common stock payable in shares of common stock, common stock forward split or reverse split or other extraordinary or unusual event that results in a change in the shares of common stock as a whole, the terms of the outstanding award may be proportionately adjusted.

Eligibility

We may grant awards under the plan to employees, officers, directors and consultants who are deemed to have rendered, or to be able to render, significant services to us and who are deemed to have contributed, or to have the potential to contribute, to our success.

Types of Awards

Options. The plan provides both for “incentive” stock options as defined in Section 422 of the IRC, and for options not qualifying as incentive options, both of which may be granted with any other stock based award under the plan. The committee determines the exercise price per share of common stock purchasable under an incentive or non-qualified stock option, which may not be less than 100% of the fair market value on the day of the grant or, if greater, the par value of a share of common stock. However, the exercise price of an incentive stock option granted to a person possessing more than 10% of the total combined voting power of all classes of our stock may not be less than 110% of the fair market value on the date of grant. The aggregate fair market value of all shares of common stock with respect to which incentive stock options are exercisable by a participant for the first time during any calendar year (under all of our plans), measured at the date of the grant, may not exceed $100,000 or such other amount as may be subsequently specified under the IRC or the regulations thereunder.

An incentive stock option may only be granted within a ten-year term commencing with shareholder approval of the Performance Equity Plan 2009 and may only be exercised within ten years from the date of the grant, or within five years in the case of an incentive stock option granted to a person who, at the time of the grant, owns common stock possessing more than 10% of the total combined voting power of all classes of our stock. Subject to any limitations or conditions the committee may impose, stock options may be exercised, in whole or in part, at any time during the term of the stock option by giving written notice of exercise to us specifying the number of shares of common stock to be purchased. The notice must be accompanied by payment in full of the purchase price, either in cash or, if provided in the agreement, in our securities or in combination of the two.

Generally, stock options granted under the plan may not be transferred other than by will or by the laws of descent and distribution and all stock options are exercisable, during the holder’s lifetime, only by the holder, or in the event of legal incapacity or incompetency, the holder’s guardian or legal representative. However, a holder, with the approval of the committee, may transfer a non-qualified stock option by gift to a family member of the holder, by domestic relations order to a family member of the holder or by transfer to an entity in which more than 50% of the voting interests are owned by family members of the holder or the holder, in exchange for an interest in that entity.

Generally, if the holder is an employee, no stock options granted under the plan may be exercised by the holder unless he or she is employed by us or a subsidiary of ours at the time of the exercise and has been so employed continuously from the time the stock options were granted. However, in the event the holder’s employment is terminated due to disability, the holder may still exercise his or her vested stock options for a period of 12 months or such other greater or lesser period as the committee may determine, from the date of termination or until the expiration of the stated term of the stock option, whichever period is shorter.

Similarly, should a holder die while employed by us or a subsidiary, his or her legal representative or legatee under his or her will may exercise the decedent holder’s vested stock options for a period of 12 months from the date of his or her death, or such other greater or lesser period as the board or committee may determine or until the expiration of the stated term of the stock option, whichever period is shorter. If the holder’s employment is terminated due to normal retirement, the holder may still exercise his or her vested stock options for a period of 12 months from the date of termination or until the expiration of the stated term of the stock option, whichever period is shorter. If the holder’s employment is terminated for any reason other than death, disability or normal retirement, the stock option will automatically terminate, except that if the holder’s employment is terminated by us without cause, then the portion of any stock option that is vested on the date of termination may be exercised for the lesser of three months after termination of employment, or such other greater or lesser period as the committee may determine but not beyond the balance of the stock option’s term.

Stock Appreciation Rights. Under the plan, we may grant stock appreciation rights to participants who have been, or are being, granted stock options under the plan as a means of allowing the participants to exercise their stock options without the need to pay the exercise price in cash, or we may grant them alone and unrelated to an option. In conjunction with nonqualified stock options, stock appreciation rights may be granted either at or after the time of the grant of the non-qualified stock options. In conjunction with incentive stock options, stock appreciation rights may be granted only at the time of the grant of the incentive stock options. A stock appreciation right entitles the holder to receive a number of shares of common stock having a fair market value equal to the excess fair market value of one share of common stock over the exercise price of the related stock option, multiplied by the number of shares subject to the stock appreciation rights. The granting of a stock appreciation right will not affect the number of shares of common stock available for awards under the plan. The number of shares available for awards under the plan will, however, be reduced by the number of shares of common stock acquirable upon exercise of the stock option to which the stock appreciation right relates.

Restricted Stock. Under the plan, we may award shares of restricted stock either alone or in addition to other awards granted under the plan. The board or committee determines the persons to whom grants of restricted stock are made, the number of shares to be awarded, the price if any to be paid for the restricted stock by the person receiving the stock from us, the time or times within which awards of restricted stock may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the restricted stock awards. For purposes of determining the number of shares available for awards, each share of common stock subject to a restricted stock award shall be deemed to be 1.5 shares.

Restricted stock awarded under the plan may not be sold, exchanged, assigned, transferred, pledged, encumbered or otherwise disposed of, other than to us, during the applicable restriction period. In order to enforce these restrictions, the plan requires that all shares of restricted stock awarded to the holder remain in our physical custody until the restrictions have terminated and all vesting requirements with respect to the restricted stock have been fulfilled. Other than regular cash dividends and other cash equivalent distributions as we may designate, pay or distribute, we will retain custody of all distributions made or declared with respect to the restricted stock during the restriction period. A breach of any restriction regarding the restricted stock will cause a forfeiture of the restricted stock and any retained distributions. Except for the foregoing restrictions, the holder will, even during the restriction period, have all of the rights of a shareholder, including the right to receive and retain all regular cash dividends and other cash equivalent distributions as we may designate, pay or distribute on the restricted stock and the right to vote the shares.

Other Stock-Based Awards. Under the plan, we may grant other stock-based awards, subject to limitations under applicable law, that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of common stock, as deemed consistent with the purposes of the plan. These other stock-based awards may be in the form of purchase rights, shares of common stock awarded that are not subject to any restrictions or conditions, convertible or exchangeable debentures or other rights convertible into shares of common stock and awards valued by reference to the value of securities of, or the performance of, one of our subsidiaries. These other stock-based awards may include performance shares or options, whose award is tied to specific performance criteria. These other stock-based awards may be awarded either alone, in addition to, or in tandem with any other awards under the plan or any of our other plans.

Accelerated Vesting and Exercisability. If any one person, or more than one person acting as a group, acquires the ownership of stock of the company that, together with the stock held by such person or group, constitutes more than 50% of the total fair market value or combined voting power of the stock of the company, and the company’s board of directors does not authorize or otherwise approve such acquisition, then the vesting periods of any and all stock options and other awards granted and outstanding under the plan shall be accelerated and all such stock options and awards will immediately and entirely vest, and the respective holders thereof will have the immediate right to purchase and/or receive any and all common stock subject to such stock options and awards on the terms set forth in the plan and the respective agreements respecting such stock options and awards. An increase in the percentage of stock owned by any one person, or persons acting as a group, as a result of a transaction in which the company acquires its stock in exchange for property is not treated as an acquisition of stock.

The committee may, in the event of an acquisition by any one person, or more than one person acting as a group, together with acquisitions during the 12-month period ending on the date of the most recent acquisition by such person or persons, of assets from the company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the company immediately before such acquisition or acquisitions, or if any one person, or more than one person acting as a group, acquires the ownership of stock of the company that, together with the stock held by such person or group, constitutes more than 50% of the total fair market value or combined voting power of the stock of the company, which has been approved by the company’s board of directors, (i) accelerate the vesting of any and all stock options and other awards granted and outstanding under the plan, or (ii) require a holder of any award granted under the plan to relinquish such award to the company upon the tender by the company to the holder of cash in an amount equal to the repurchase value of such award. For this purpose, gross fair market value means the value of the assets of the company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

Notwithstanding any provisions of the plan or any award granted thereunder to the contrary, no acceleration shall occur with respect to any award to the extent such acceleration would cause the plan or an award granted thereunder to fail to comply with IRC Section 409A.

Repurchases.    The committee may at any time offer to repurchase a stock option previously granted, at a purchase price not to exceed the repurchase value and under such terms and conditions as the committee shall establish and communicate to the holder of stock at the time of the offer.

Award Limitation. No participant may be granted awards for more than 50,000 shares in any calendar year.

Other Limitations. The committee may not modify or amend any outstanding option or stock appreciation right to reduce the exercise price of such option or stock appreciation right, as applicable, below the exercise price as of the date of grant of such option or stock appreciation right. In addition, no option or stock appreciation right may be granted in exchange for, or in connection with, the cancellation or surrender of an option or stock appreciation right or other award having a lower exercise price.

Withholding Taxes

Upon the exercise of any award granted under the plan, the holder may be required to remit to us an amount sufficient to satisfy all federal, state and local withholding tax requirements prior to delivery of any certificate or certificates for shares of common stock.

Term and Amendments

Unless terminated by the board, the plan shall continue to remain effective until no further awards may be granted and all awards granted under the plan are no longer outstanding. Notwithstanding the foregoing, grants of incentive stock options may be made only until ten years from the date of shareholder approval of the Performance Equity Plan 2009. The board may at any time, and from time to time, amend the plan, provided that no amendment will be made that would impair the rights of a holder under any agreement entered into pursuant to the plan without the holder’s consent.

Federal Income Tax Consequences

The following discussion of the federal income tax consequences of participation in the plan is only a summary of the general rules applicable to the grant and exercise of stock options and other awards and does not give specific details or cover, among other things, state, local and foreign tax treatment of participation in the plan. The information contained in this section is based on present law and regulations, which are subject to being changed prospectively or retroactively.

Incentive Stock Options. Participants will recognize no taxable income upon the grant of an incentive stock option. The participant generally will realize no taxable income when the incentive stock option is exercised. The excess, if any, of the fair market value of the shares on the date of exercise of an incentive stock option over the exercise price will be treated as an item of adjustment for a participant’s taxable year in which the exercise occurs and may result in an alternative minimum tax liability for the participant. We will not qualify for any deduction in connection with the grant or exercise of incentive stock options. Upon a disposition of the shares after the later of two years from the date of grant or one year after the transfer of the shares to a participant, the participant will recognize the difference, if any, between the amount realized and the exercise price as long-term capital gain or long-term capital loss, as the case may be, if the shares are capital assets.

If common stock acquired upon the exercise of an incentive stock option is disposed of prior to the expiration of the holding periods described above, the participant will recognize ordinary compensation income in the taxable year of disposition in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price paid for the shares; and we will qualify for a deduction equal to any amount recognized, subject to the limitation that the compensation be reasonable.

Non-Qualified Stock Options. With respect to non-qualified stock options:

•	upon grant of the stock option, the participant will recognize no income provided that the exercise price was not less than the fair market value of our common stock on the date of grant;

•
upon exercise of the stock option, if the shares of common stock are not subject to a substantial risk of forfeiture, the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price, and we will qualify for a deduction in the same amount, subject to the requirement that the compensation be reasonable; and

•	we will be required to comply with applicable federal income tax withholding requirements with respect to the amount of ordinary compensation income recognized by the participant.

On a disposition of the shares, the participant will recognize gain or loss equal to the difference between the amount realized and the sum of the exercise price and the ordinary compensation income recognized. The gain or loss will be treated as capital gain or loss if the shares are capital assets and as short-term or long-term capital gain or loss, depending upon the length of time that the participant held the shares.

If the shares acquired upon exercise of a non-qualified stock option are subject to a substantial risk of forfeiture, the participant will recognize ordinary income at the time when the substantial risk of forfeiture is removed, unless the participant timely files under Section 83(b) of the IRC to elect to be taxed on the receipt of shares, and we will qualify for a corresponding deduction at that time. The amount of ordinary income will be equal to the excess of the fair market value of the shares at the time the income is recognized over the amount, if any, paid for the shares.

Stock Appreciation Rights. Upon the grant of a stock appreciation right, the participant recognizes no taxable income and we receive no deduction. The participant recognizes ordinary income and we receive a deduction at the time of exercise equal to the cash and fair market value of common stock payable upon the exercise.

Restricted Stock. A participant who receives restricted stock will recognize no income on the grant of the restricted stock and we will not qualify for any deduction. At the time the restricted stock is no longer subject to a substantial risk of forfeiture, a participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the restricted stock at the time the restriction lapses over the consideration paid for the restricted stock. A participant’s shares are treated as being subject to a substantial risk of forfeiture so long as his or her sale of the shares at a profit could subject him or her to a suit under Section 16(b) of the Exchange Act. The holding period to determine whether the participant has long-term or short-term capital gain or loss begins when the restriction period expires, and the tax basis for the shares will generally be the fair market value of the shares on this date.

A participant may elect under Section 83(b) of the IRC, within 30 days of the transfer of the restricted stock, to recognize ordinary compensation income on the date of transfer in an amount equal to the excess, if any, of the fair market value on the date of transfer of the shares of restricted stock, as determined without regard to the restrictions, over the consideration paid for the restricted stock. If a participant makes an election and thereafter forfeits the shares, no ordinary loss deduction will be allowed. The forfeiture will be treated as a sale or exchange upon which there is realized loss equal to the excess, if any, of the consideration paid for the shares over the amount realized on such forfeiture. The loss will be a capital loss if the shares are capital assets. If a participant makes an election under Section 83(b), the holding period will commence on the day after the date of transfer and the tax basis will equal the fair market value of shares, as determined without regard to the restrictions, on the date of transfer.

On a disposition of the shares, a participant will recognize gain or loss equal to the difference between the amount realized and the tax basis for the shares.

Whether or not the participant makes an election under Section 83(b), we generally will qualify for a deduction, subject to the reasonableness of compensation limitation, equal to the amount that is taxable as ordinary income to the participant, in the taxable year in which the income is included in the participant’s gross income. The income recognized by the participant will be subject to applicable withholding tax requirements.

Dividends paid on restricted stock that is subject to a substantial risk of forfeiture generally will be treated as compensation that is taxable as ordinary compensation income to the participant and will be deductible by us subject to the reasonableness limitation. If, however, the participant makes a Section 83(b) election, the dividends will be treated as dividends and taxable as ordinary income to the participant, but will not be deductible by us.

Other Stock-Based Awards. The federal income tax treatment of other stock-based awards will depend on the nature and restrictions applicable to the award.

Section 162(m) Limits. Section 162(m) of the IRC places a limit of $1,000,000 on the amount of compensation that a publicly traded company may deduct in any one year with respect to each of its chief executive officer and 4 most highly paid executive officers. Certain performance-based compensation approved by shareholders is not subject to the deduction limit. The plan is qualified such that awards under the plan may constitute performance-based compensation not subject to Section 162(m) of the IRC.  One of the requirements for equity compensation plans is that there must be a limit to the number of shares granted to any one individual under the plan. Accordingly, the plan provides that the maximum number of shares for which awards may be made to any participant in any calendar year is 50,000. The maximum amount payable pursuant to that portion of a cash award granted under the plan for any fiscal year to any participant that is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the IRC may not exceed $500,000.

Certain Awards Deferring or Accelerating the Receipt of Compensation. Section 409A of the IRC, enacted as part of the American Jobs Creation Act of 2004, imposes certain new requirements applicable to “nonqualified deferred compensation plans.” If a nonqualified deferred compensation plan subject to Section 409A fails to meet, or is not operated in accordance with, these new requirements, then all compensation deferred under the plan may become immediately taxable. Stock appreciation rights and deferred stock awards that may be granted under the plan may constitute deferred compensation subject to the Section 409A requirements.

It is our intention that any award agreement governing awards subject to Section 409A will comply with these rules.

Recommendation and Vote Required

Approval of our incentive compensation plan will require the affirmative vote of the holders of a majority of the votes cast at the Annual Meeting.

Our board of directors unanimously recommends that our shareholders vote FOR the Performance Equity Plan 2009.

Certain Relationships and Related Party Transactions

Related party policy

Our Code of Ethics requires us to avoid, wherever possible, all related party transactions that could result in actual or potential conflicts of interest, except under guidelines approved by the board of directors (or the audit committee).  Securities and Exchange Commission rules generally define related-party transactions as transactions in which (1) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year, (2) we or any of our subsidiaries is a participant, and (3) any (a) executive officer, director or nominee for election as a director, (b) greater than 5 percent beneficial owner of our common stock, or (c) immediate family member of the persons referred to in clauses (a) and (b), has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10 percent beneficial owner of another entity).  A conflict of interest situation can arise when a person takes actions or has interests that may make it difficult to perform his or her work objectively and effectively.  Conflicts of interest may also arise if a person, or a member of his or her family, receives improper personal benefits as a result of his or her position.

Our audit committee, pursuant to its written charter, is responsible for reviewing and approving related-party transactions to the extent we enter into such transactions.  The audit committee considers all relevant factors when determining whether to approve a related party transaction, including whether the related party transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related party’s interest in the transaction.  No director may participate in the approval of any transaction in which he or she is a related party, but that director is required to provide the audit committee with all material information concerning the transaction.  Additionally, we require each of our directors and executive officers to complete a directors’ and officers’ questionnaire annually that elicits information about related party transactions.  These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

Related party transactions

None.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers, directors and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission.  These reporting persons also are required by regulation to furnish us with copies of all Section 16(a) forms they file.  To our knowledge, based solely on the review of the copies of these forms furnished to us and representations that no other reports were required during the year ended December 31, 2008, all filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with.

INDEPENDENT AUDITOR

A representative of J.H. Cohn LLP, our independent registered public accounting firm for the year ended December 31, 2008, is expected to be present at the meeting.  The representative will have the opportunity to make a statement and will be available to respond to appropriate questions from shareholders.  The board of directors has selected the independent registered public accounting firm of J.H. Cohn LLP as our auditors for the year ending December 31, 2009.

SOLICITATION OF PROXIES

The solicitation of proxies in the enclosed form is made on behalf of our board of directors and we are bearing the cost of this solicitation.  In addition to the use of the mails, proxies may be solicited personally or by telephone using the services of directors, officers and regular employees at nominal cost.  Banks, brokerage firms and other custodians, nominees and fiduciaries will be reimbursed by us for expenses incurred in sending proxy material to beneficial owners of our common stock.  Additional solicitation of proxies may be made by an independent proxy solicitation firm or other entity possessing the facilities to engage in such solicitation.  If any independent entity is used for such solicitation, we will be required to pay them reasonable fees and reimburse expenses incurred by them in rendering solicitation services.

2010 ANNUAL MEETING SHAREHOLDER PROPOSALS AND NOMINATIONS

In order for any shareholder proposal or nominations to be presented at the annual meeting of shareholders to be held in 2010 or to be eligible for inclusion in our proxy statement for such meeting, we must receive it at our principal executive offices by January 2, 2010.  Each proposal should include the exact language of the proposal, a brief description of the matter and the reasons for the proposal, the name and address of the shareholder making the proposal and the disclosure of that shareholder’s number of shares of common stock owned, length of ownership of the shares, representation that the shareholder will continue to own the shares through the shareholder meeting, intention to appear in person or by proxy at the shareholder meeting and material interest, if any, in the matter being proposed.

Shareholders who wish to recommend to the nominating committee a candidate for election to the board of directors should send their letters to CPI Aerostructures, Inc., 60 Heartland Boulevard, Edgewood, New York 11717, Attention:  Nominating Committee.  The corporate secretary will promptly forward all such letters to the members of the nominating committee.  Shareholders must follow certain procedures to recommend to the nominating committee candidates for election as directors.  In general, in order to provide sufficient time to enable the nominating committee to evaluate candidates recommended by shareholders in connection with selecting candidates for nomination in connection with our annual meeting of shareholders, the corporate secretary must receive the shareholder’s recommendation no later than thirty days after the end of our fiscal year.

The recommendation must contain the following information about the candidate:

•	Name and age;

•	Current business and residence addresses and telephone numbers, as well as residence addresses for the past 20 years;

•	Principal occupation or employment and employment history (name and address of employer and job title) for the past 20 years (or such shorter period as the candidate has been in the workforce);

•	Educational background;

•	Permission for the company to conduct a background investigation, including the right to obtain education, employment and credit information;

•	The number of shares of common stock of the company beneficially owned by the candidate;

•
The information that would be required to be disclosed by the company about the candidate under the rules of the Securities and Exchange Commission in a proxy statement soliciting proxies for the election of such candidate as a director (which currently includes information required by Items 401, 404 and 405 of Regulation S-K); and

•	A signed consent of the nominee to serve as a director of the company, if elected.

OTHER SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

The board of directors provides a process for shareholders and interested parties to send communications to the board.  Shareholders and interested parties may communicate with the board of directors, any committee chairperson or the non-management directors as a group by writing to the board or committee chairperson in care of CPI Aerostructures, Inc., 60 Heartland Blvd., Edgewood, New York 11717.  Each communication will be forwarded, depending on the subject matter, to the board, the appropriate committee chairperson or all non-management directors.

DISCRETIONARY VOTING OF PROXIES

Pursuant to Rule 14a-4 promulgated by the Securities and Exchange Commission, shareholders are advised that our management will be permitted to exercise discretionary voting authority under proxies it solicits and obtains for the 2010 annual meeting of shareholders with respect to any proposal presented by a shareholder at such meeting, without any discussion of the proposal in our proxy statement for such meeting, unless we receive notice of such proposal at our principal office in Edgewood, New York, not later than March 16, 2010.

INCORPORATION BY REFERENCE

This proxy statement incorporates by reference certain information included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2008, including our audited financial statements and supplementary data, management’s discussion and analysis of financial condition and results of operations and our quantitative and qualitative disclosures about market risk.

OTHER MATTERS

The board of directors knows of no matter that will be presented for consideration at the meeting other than the matters referred to in this proxy statement.  Should any other matter properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote the proxy in accordance with their best judgment.

By Order of the Board of Directors

Vincent Palazzolo, Secretary

Edgewood, New York
April 30, 2009

Appendix A

CPI Aerostructures, Inc.

Performance Equity Plan 2009

Section 1. Purpose; Definitions.

1.1. Purpose. The purpose of the Performance Equity Plan 2009 (“Plan”) is to enable the Company to offer to its employees, officers, directors and consultants whose past, present and/or potential contributions to the Company and its Subsidiaries have been, are or will be important to the success of the Company, an opportunity to acquire a proprietary interest in the Company. The various types of long-term incentive awards that may be provided under the Plan will enable the Company to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of its businesses.

1.2. Definitions. For purposes of the Plan, the following terms shall be defined as set forth below:

(a) “Agreement” means the agreement between the Company and the Holder, or such other document as may be determined by the Committee, setting forth the terms and conditions of an award under the Plan.

(b)  “Board” means the Board of Directors of the Company.

(c)  “Code” means the Internal Revenue Code of 1986, as amended from time to time.

(d)  “Committee” means the committee of the Board designated to administer the Plan as provided in Section 2.1.

(e)  “Common Stock” means the Common Stock of the Company, par value $0.001 per share.

(f)  “Company” means CPI Aerostructures, Inc., a corporation organized under the law of the State of New York.

(g)  “Disability” means physical or mental impairment as determined under procedures established by the Committee for purposes of the Plan.

(h)  “Effective Date” means the date determined pursuant to Section 11.1.

(i)  “Fair Market Value,” unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, means, as of any given date: (i) if the Common Stock is listed on a national securities exchange or the Nasdaq Stock Market, the last sale price of the Common Stock in the principal trading market for the Common Stock on such date, as reported by the exchange or Nasdaq, as the case may be; (ii) if the Common Stock is not listed on a national securities exchange or the Nasdaq Stock Market, but is traded in the over-the-counter market, the closing bid price for the Common Stock on such date, as reported by the OTC Bulletin Board or Pink Sheets, LLC or similar publisher of such quotations; and (iii) if the fair market value of the Common Stock cannot be determined pursuant to clause (i) or (ii) above, such price as the Committee shall determine, in good faith.

(j)  “Holder” means a person who has received an award under the Plan.

(k)  “Incentive Stock Option” means any Stock Option intended to be and designated as an “incentive stock option” within the meaning of Section 422 of the Code.

(l)  “Non-qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

(m)  “Normal Retirement” means retirement from active employment with the Company or any Subsidiary on or after such age which may be designated by the Committee as “retirement age” for any particular Holder. If no age is designated, it shall be 65.

(n)  “Other Stock-Based Award” means an award under Section 8 that is valued in whole or in part by reference to, or is otherwise based upon, Common Stock.

(o)  “Parent” means any present or future “parent corporation” of the Company, as such term is defined in Section 424(e) of the Code.

(p)  “Plan” means the CPI Aerostructures, Inc. Performance Equity Plan 2009, as hereinafter amended from time to time.

(q)  “Repurchase Value” shall mean the Fair Market Value if the award to be settled under Section 2.2(e) or repurchased under Section 9.2 is comprised of shares of Common Stock and the difference between Fair Market Value and the Exercise Price (if lower than Fair Market Value) if the award is a Stock Option or Stock Appreciation Right; in each case, multiplied by the number of shares subject to the award.

(r)  “Restricted Stock” means Common Stock received under an award made pursuant to Section 7 that is subject to restrictions under Section 7.

(s)  “SAR Value” means the excess of the Fair Market Value (on the exercise date) over (a) the exercise price that the participant would have otherwise had to pay to exercise the related Stock Option or (b) if a Stock Appreciation Right is granted unrelated to a Stock Option, the Fair Market Value of a share of Common Stock on the date of grant of the Stock Appreciation Right, in either case, multiplied by the number of shares for which the Stock Appreciation Right is exercised.

(t)  “Stock Appreciation Right” means the right to receive from the Company, on surrender of all or part of the related Stock Option, without a cash payment to the Company, a number of shares of Common Stock equal to the SAR Value divided by the Fair Market Value (on the exercise date).

(u)  “Stock Option” or “Option” means any option to purchase shares of Common Stock which is granted pursuant to the Plan.

(v)  “Subsidiary” means any present or future “subsidiary corporation” of the Company, as such term is defined in Section 424(f) of the Code.

(w)  “Vest” means to become exercisable or to otherwise obtain ownership rights in an award.

Section 2. Administration.

2.1. Committee Membership. The Plan shall be administered by a Committee of the Board of at least two directors, all of whom are “outside directors” within the meaning of the regulations issued under Section 162(m) of the Code. Committee members shall serve for such term as the Board may in each case determine and shall be subject to removal at any time by the Board.

2.2. Powers of Committee. The Committee shall have full authority to award, pursuant to the terms of the Plan: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, and/or (iv) Other Stock-Based Awards. For purposes of illustration and not of limitation, the Committee shall have the authority (subject to the express provisions of this Plan):

(a) to select the officers, employees, directors and consultants of the Company or any Subsidiary to whom Stock Options, Stock Appreciation Rights, Restricted Stock and/or Other Stock-Based Awards may from time to time be awarded hereunder.

(b) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, number of shares, share exercise price or types of consideration paid upon exercise of such options, such as other securities of the Company or other property, any restrictions or limitations, and any vesting, exchange, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions, as the Committee shall determine);

(c) to determine any specified performance goals or such other factors or criteria which need to be attained for the vesting of an award granted hereunder;

(d) to determine the terms and conditions under which awards granted hereunder are to operate on a tandem basis and/or in conjunction with or apart from other equity awarded under this Plan and cash and non-cash awards made by the Company or any Subsidiary outside of this Plan; and

(e) to make payments and distributions with respect to awards (i.e., to “settle” awards) through cash payments in an amount equal to the Repurchase Value.

The Committee may not modify or amend any outstanding Option or Stock Appreciation Right to reduce the exercise price of such Option or Stock Appreciation Right, as applicable, below the exercise price as of the date of grant of such Option or Stock Appreciation Right.  In addition, no Option or Stock Appreciation Right may be granted in exchange for, or in connection with, the cancellation or surrender of an Option or Stock Appreciation Right or other award having a higher exercise price.

Notwithstanding anything to the contrary, the Committee shall not grant to any one Holder in any one calendar year awards for more than 50,000 shares in the aggregate.

2.3. Interpretation of Plan.

(a) Committee Authority. Subject to Section 10, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable to interpret the terms and provisions of the Plan and any award issued under the Plan (and to determine the form and substance of all agreements relating thereto), and to otherwise supervise the administration of the Plan. Subject to Section 10, all decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee’s sole discretion and shall be final and binding upon all persons, including the Company, its Subsidiaries and Holders.

(b) Incentive Stock Options. Anything in the Plan to the contrary notwithstanding, no term or provision of the Plan relating to Incentive Stock Options (including but not limited to Stock Appreciation rights granted in conjunction with an Incentive Stock Option) or any Agreement providing for Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Holder(s) affected, to disqualify any Incentive Stock Option under such Section 422.

Section 3. Stock Subject to Plan.

3.1. Number of Shares. Subject to the last sentence of Section 7.1, the total number of shares of Common Stock reserved and available for issuance under the Plan shall be 500,000 shares. Shares of Common Stock under the Plan (“Shares”) may consist, in whole or in part, of authorized and unissued shares or treasury shares. If any shares of Common Stock that have been granted pursuant to a Stock Option cease to be subject to a Stock Option, or if any shares of Common Stock that are subject to any Stock Appreciation Right, Restricted Stock award or Other Stock-Based Award granted hereunder are forfeited, or any such award otherwise terminates without a payment being made to the Holder in the form of Common Stock, such shares shall again be available for distribution in connection with future grants and awards under the Plan. If a Holder pays the exercise price of a Stock Option by surrendering any previously owned shares and/or arranges to have the appropriate number of shares otherwise issuable upon exercise withheld to cover the withholding tax liability associated with the Stock Option exercise, then, in the Committee’s discretion, the number of shares available under the Plan may be increased by the lesser of (i) the number of such surrendered shares and shares used to pay taxes; and (ii) the number of shares purchased under such Stock Option.

3.2. Adjustment Upon Changes in Capitalization, Etc. In the event of any common stock dividend payable on shares of Common Stock, Common Stock split or reverse split, combination or exchange of shares of Common Stock, or other extraordinary or unusual event which results in a change in the shares of Common Stock of the Company as a whole, the Committee shall determine, in its sole discretion, whether such change equitably requires an adjustment in the terms of any award in order to prevent dilution or enlargement of the benefits available under the Plan (including number of shares subject to the award and the exercise price) or the aggregate number of shares reserved for issuance under the Plan. Any such adjustments will be made by the Committee, whose determination will be final, binding and conclusive.

Section 4. Eligibility.

Awards may be made or granted to employees, officers, directors and consultants who are deemed to have rendered or to be able to render significant services to the Company or its

Subsidiaries and who are deemed to have contributed or to have the potential to contribute to the success of the Company and which recipients are qualified to receive options under the regulations governing Form S-8 registration statements under the Securities Act of 1933, as amended (“Securities Act”). No Incentive Stock Option shall be granted to any person who is not an employee of the Company or an employee of a Subsidiary at the time of grant or so qualified as set forth in the immediately preceding sentence. Notwithstanding the foregoing, an award may also be made or granted to a person in connection with his hiring or retention, or at any time on or after the date he reaches an agreement (oral or written) with the Company with respect to such hiring or retention, even though it may be prior to the date the person first performs services for the Company or its Subsidiaries; provided, however, that no portion of any such award shall vest prior to the date the person first performs such services and the date of grant shall be deemed to be the date hiring or retention commences.

Section 5. Stock Options.

5.1. Grant and Exercise. Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-qualified Stock Options. Any Stock Option granted under the Plan shall contain such terms, not inconsistent with this Plan, or with respect to Incentive Stock Options, not inconsistent with the Plan and the Code, as the Committee may from time to time approve. The Committee shall have the authority to grant Incentive Stock Options or Non-qualified Stock Options, or both types of Stock Options which may be granted alone or in addition to other awards granted under the Plan. To the extent that any Stock Option intended to qualify as an Incentive Stock Option does not so qualify, it shall constitute a separate Non-qualified Stock Option.

5.2. Terms and Conditions. Stock Options granted under the Plan shall be subject to the following terms and conditions:

(a) Option Term. The term of each Stock Option shall be fixed by the Committee; provided, however, that an Incentive Stock Option may be granted only within the ten-year period commencing from the Effective Date and may only be exercised within ten years of the date of grant (or five years in the case of an Incentive Stock Option granted to an optionee who, at the time of grant, owns Common Stock possessing more than 10% of the total combined voting power of all classes of voting stock of the Company (“10% Shareholder”)).

(b) Exercise Price. The exercise price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant and may not be less than 100% of the Fair Market Value on the date of grant (or, if greater, the par value of a share of Common Stock); provided, however, that the exercise price of an Incentive Stock Option granted to a 10% Shareholder will not be less than 110% of the Fair Market Value on the date of grant.

(c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. The Committee intends generally to provide that Stock Options be exercisable only in installments, i.e., that they vest over time, typically over a three-year period.  The Committee may waive such installment exercise provisions at any time at or after the time of grant in whole or in part, based upon such factors as the Committee determines.  Notwithstanding the foregoing, in the case of an Incentive Stock Option, the aggregate Fair Market Value (on the date of grant of the Option) with respect to which Incentive Stock Options become exercisable for the first time by a Holder during any calendar year (under all such plans of the Company and its Parent and Subsidiaries) shall not exceed $100,000.

(d) Method of Exercise. Subject to whatever installment, exercise and waiting period provisions are applicable in a particular case, Stock Options may be exercised in whole or in part at any time during the term of the Option by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price, which shall be in cash or, if provided in the Agreement, either in shares of Common Stock (including Restricted Stock and other contingent awards under this Plan) or partly in cash and partly in such Common Stock, or such other means which the Committee determines are consistent with the Plan’s purpose and applicable law. Cash payments shall be made by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; provided, however, that the Company shall not be required to deliver certificates for shares of Common Stock with respect to which an Option is exercised until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof (except that, in the case of an exercise arrangement approved by the Committee and described in the last sentence of this paragraph, payment may be made as soon as practicable after the exercise). The Committee may permit a Holder to elect to pay the Exercise Price upon the exercise of a Stock Option by irrevocably authorizing a third party to sell shares of Common Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise.

(e) Stock Payments. Payments in the form of Common Stock shall be valued at the Fair Market Value on the date of exercise. Such payments shall be made by delivery of stock certificates in negotiable form that are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances. A Holder shall have none of the rights of a Shareholder with respect to the shares subject to the Option until such shares shall be transferred to the Holder upon the exercise of the Option.

(f) Transferability. Except as may be set forth in the next sentence of this Section or in the Agreement, no Stock Option shall be transferable by the Holder other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Holder’s lifetime, only by the Holder (or, to the extent of legal incapacity or incompetency, the Holder’s guardian or legal representative). Notwithstanding the foregoing, a Holder, with the approval of the Committee, may transfer a Non-Qualified Stock Option (i) (A) by gift, for no consideration, or (B) pursuant to a domestic relations order, in either case, to or for the benefit of the Holder’s “Immediate Family” (as defined below), or (ii) to an entity in which the Holder and/or members of Holder’s Immediate Family own more than fifty percent of the voting interest, in exchange for an interest in that entity, subject to such limits as the Committee may establish and the execution of such documents as the Committee may require, and the transferee shall remain subject to all the terms and conditions applicable to the Non-Qualified Stock Option prior to such transfer. The term “Immediate Family” shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, any person sharing the Holder’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent beneficial interest, and a foundation in which these persons (or the Holder) control the management of the assets.  The Committee may, in its sole discretion, permit transfer of an Incentive Stock Option in a manner consistent with applicable tax and securities law upon the Holder’s request.

(g) Termination by Reason of Death. If a Holder’s employment by, or association with, the Company or a Subsidiary terminates by reason of death, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of death may thereafter be exercised by the legal representative of the estate or by the legatee of the Holder under the will of the Holder, for a period of one year (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(h) Termination by Reason of Disability. If a Holder’s employment by, or association with, the Company or any Subsidiary terminates by reason of Disability, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of termination may thereafter be exercised by the Holder for a period of one year (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such termination or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(i) Termination by Reason of Normal Retirement. Subject to the provisions of Section 12.3, if such Holder’s employment by, or association with, the Company or any Subsidiary terminates due to Normal Retirement, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of termination may thereafter be exercised by the Holder for a period of one year (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such termination or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(j) Other Termination. Subject to the provisions of Section 12.3, if such Holder’s employment by, or association with, the Company or any Subsidiary terminates for any reason other than death, Disability or Normal Retirement, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that, if the Holder’s employment is terminated by the Company or a Subsidiary without cause, the portion of such Stock Option that has vested on the date of termination may thereafter be exercised by the Holder for a period of three months (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such termination or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(k) Buyout and Settlement Provisions. The Committee may at any time, in its sole discretion, offer to repurchase a Stock Option previously granted, at a purchase price not to exceed the Repurchase Value and under such terms and conditions as the Committee shall establish and communicate to the Holder at the time that such offer is made.

Section 6. Stock Appreciation Rights.

6.1. Grant and Exercise.  Subject to the terms and conditions of the Plan, the Committee may grant Stock Appreciation Rights in tandem with an Option or alone and unrelated to an Option. The Committee may grant Stock Appreciation Rights to participants who have been or are being granted Stock Options under the Plan as a means of allowing such participants to exercise their Stock Options without the need to pay the exercise price in cash. In the case of a Non-qualified Stock Option, a Stock Appreciation Right may be granted either at or after the time of the grant of such Non-qualified Stock Option. In the case of an Incentive Stock Option, a Stock Appreciation Right may be granted only at the time of the grant of such Incentive Stock Option.

6.2. Terms and Conditions. Stock Appreciation Rights shall be subject to the following terms and conditions:

(a) Exercisability. Stock Appreciation Rights shall be exercisable as shall be determined by the Committee and set forth in the Agreement, subject to the limitations, if any, imposed by the Code with respect to related Incentive Stock Options.

(b) Termination. A Stock Appreciation Right shall terminate and shall no longer be exercisable upon the termination or after the exercise of the related Stock Option.

(c) Method of Exercise. Stock Appreciation Rights shall be exercisable upon such terms and conditions as shall be determined by the Committee and set forth in the Agreement and by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the Holder shall be entitled to receive a number of shares of Common Stock equal to the SAR Value divided by the Fair Market Value on the date the Stock Appreciation Right is exercised.

(d) Shares Affected Upon Plan. The granting of a Stock Appreciation Right shall not affect the number of shares of Common Stock available for awards under the Plan. The number of shares available for awards under the Plan will, however, be reduced by the number of shares of Common Stock acquirable upon exercise of the Stock Option to which such Stock Appreciation Right relates.

Section 7. Restricted Stock.

7.1. Grant. Shares of Restricted Stock may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be awarded, the number of shares to be awarded, the price (if any) to be paid by the Holder, the time or times within which such awards may be subject to forfeiture (“Restriction Period”), the vesting schedule and rights to acceleration thereof and all other terms and conditions of the awards.  Notwithstanding anything to the contrary elsewhere in this Plan, for purposes of determining the number of Shares available for awards pursuant to Section 3.1, each share of Common Stock subject to a Restricted Stock award shall be deemed to be 1.5 Shares.

7.2. Terms and Conditions. Each Restricted Stock award shall be subject to the following terms and conditions:

(a) Certificates. Restricted Stock, when issued, will be represented by a stock certificate or certificates registered in the name of the Holder to whom such Restricted Stock shall have been awarded. During the Restriction Period, certificates representing the Restricted Stock and any securities constituting Retained Distributions (as defined below) shall bear a legend to the effect that ownership of the Restricted Stock (and such Retained Distributions) and the enjoyment of all rights appurtenant thereto are subject to the restrictions, terms and conditions provided in the Plan and the Agreement. Such certificates shall be deposited by the Holder with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or that shall not become vested in accordance with the Plan and the Agreement.

(b) Rights of Holder. Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes. The Holder will have the right to vote such Restricted Stock and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to such Restricted Stock, with the exceptions that (i) the Holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled; (ii) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period; (iii) the Company will retain custody of all dividends and distributions (“Retained Distributions”) made, paid or declared with respect to the Restricted Stock (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested and with respect to which the Restriction Period shall have expired; (iv) a breach of any of the restrictions, terms or conditions contained in this Plan or the Agreement or otherwise established by the Committee with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

(c) Vesting; Forfeiture. Upon the expiration of the Restriction Period with respect to each award of Restricted Stock and the satisfaction of any other applicable restrictions, terms and conditions (i) all or part of such Restricted Stock shall become vested in accordance with the terms of the Agreement, and (ii) any Retained Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested. Any such Restricted Stock and Retained Distributions that do not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited.

Section 8. Other Stock-Based Awards.

Other Stock-Based Awards may be awarded, subject to limitations under applicable law, that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, purchase rights, shares of Common Stock awarded which are not subject to any restrictions or conditions, convertible or exchangeable debentures, or other rights convertible into shares of Common Stock and awards valued by reference to the value of securities of or the performance of specified Subsidiaries. These other stock-based awards may include performance shares or options, whose award is tied to specific performance criteria. Other Stock-Based Awards may be awarded either alone or in addition to or in tandem with any other awards under this Plan or any other plan of the Company. Each other Stock-Based Award shall be subject to such terms and conditions as may be determined by the Committee.

Section 9. Accelerated Vesting and Exercisability.

9.1. Non-Approved Transactions.  If any one person, or more than one person acting as a group, acquires the ownership of stock of the Company that, together with the stock held by such person or group, constitutes more than 50% of the total fair market value or combined voting power of the stock of the Company, and the Board does not authorize or otherwise approve such acquisition, then the vesting periods of any and all Stock Options and other awards granted and outstanding under the Plan shall be accelerated and all such Stock Options and awards will immediately and entirely vest, and the respective holders thereof will have the immediate right to purchase and/or receive any and all Common Stock subject to such Stock Options and awards on the terms set forth in this Plan and the respective Agreements respecting such Stock Options and awards. An increase in the percentage of stock owned by any one person, or persons acting as a group, as a result of a transaction in which the Company acquires its stock in exchange for property is not treated as an acquisition of stock for purposes of this Section 9.1.

9.2. Approved Transactions.  The Committee may, in the event of an acquisition by any one person, or more than one person acting as a group, together with acquisitions during the 12-month period ending on the date of the most recent acquisition by such person or persons, of assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately before such acquisition or acquisitions, or if any one person, or more than one person acting as a group, acquires the ownership of stock of the Company that, together with the stock held by such person or group, constitutes more than 50% of the total fair market value or combined voting power of the stock of the Company, which has been approved by the Company’s Board of Directors, (i) accelerate the vesting of any and all Stock Options and other awards granted and outstanding under the Plan, or (ii) require a Holder of any award granted under this Plan to relinquish such award to the Company upon the tender by the Company to Holder of cash in an amount equal to the Repurchase Value of such award. For this purpose, gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

9.3. Code Section 409A. Notwithstanding any provisions of this Plan or any award granted hereunder to the contrary, no acceleration shall occur with respect to any award to the extent such acceleration would cause the Plan or an award granted hereunder to fail to comply with Code Section 409A.

Section 10. Amendment and Termination.

The Board may at any time, and from time to time, amend alter, suspend or discontinue any of the provisions of the Plan, but no amendment, alteration, suspension or discontinuance shall be made that would impair the rights of a Holder under any Agreement theretofore entered into hereunder, without the Holder’s consent, except as set forth in this Plan.

Section 11. Term of Plan.

11.1. Effective Date. The Plan shall be effective as of June 11, 2009.

11.2. Termination Date. Unless terminated by the Board, this Plan shall continue to remain effective until such time as no further awards may be granted and all awards granted under the Plan are no longer outstanding. Notwithstanding the foregoing, grants of Incentive Stock Options may be made only during the ten-year period beginning on the Effective Date.

Section 12. General Provisions.

12.1. Written Agreements. Each award granted under the Plan shall be confirmed by, and shall be subject to the terms of, the Agreement executed by the Company and the Holder, or such other document as may be determined by the Committee. The Committee may terminate any award made under the Plan if the Agreement relating thereto is not executed and returned to the Company within 10 days after the Agreement has been delivered to the Holder for his or her execution.

12.2. Unfunded Status of Plan. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Holder by the Company, nothing contained herein shall give any such Holder any rights that are greater than those of a general creditor of the Company.

12.3. Employees.

(a) Engaging in Competition With the Company; Solicitation of Customers and Employees; Disclosure of Confidential Information. If a Holder’s employment with the Company or a Subsidiary is terminated for any reason whatsoever, and within 12 months after the date thereof such Holder either (i) accepts employment with any competitor of, or otherwise engages in competition with, the Company or any of its Subsidiaries, (ii) solicits any customers or employees of the Company or any of its Subsidiaries to do business with or render services to the Holder or any business with which the Holder becomes affiliated or to which the Holder renders services or (iii) uses or discloses to anyone outside the Company any confidential information or material of the Company or any of its Subsidiaries in violation of the Company’s policies or any agreement between the Holder and the Company or any of its Subsidiaries, the Committee, in its sole discretion, may require such Holder to return to the Company the economic value of any award that was realized or obtained by such Holder at any time during the period beginning on the date that is six months prior to the date such Holder’s employment with the Company is terminated. In such event, Holder agrees to remit to the Company, in cash, an amount equal to the difference between the Fair Market Value of the Shares on the date of termination (or the sales price of such Shares if the Shares were sold during such six month period) and the price the Holder paid the Company for such Shares.

(b) Termination for Cause. If a Holder’s employment with the Company or a Subsidiary is terminated for cause, the Committee may, in its sole discretion, require such Holder to return to the Company the economic value of any award that was realized or obtained by such Holder at any time during the period beginning on that date that is six months prior to the date such Holder’s employment with the Company is terminated. In such event, Holder agrees to remit to the Company, in cash, an amount equal to the difference between the Fair Market Value of the Shares on the date of termination (or the sales price of such Shares if the Shares were sold during such six month period) and the price the Holder paid the Company for such Shares.

(c) No Right of Employment. Nothing contained in the Plan or in any award hereunder shall be deemed to confer upon any Holder who is an employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any Holder who is an employee at any time.

12.4. Investment Representations; Company Policy. The Committee may require each person acquiring shares of Common Stock pursuant to a Stock Option or other award under the Plan to represent to and agree with the Company in writing that the Holder is acquiring the shares for investment without a view to distribution thereof. Each person acquiring shares of Common Stock pursuant to a Stock Option or other award under the Plan shall be required to abide by all policies of the Company in effect at the time of such acquisition and thereafter with respect to the ownership and trading of the Company’s securities.

12.5. Additional Incentive Arrangements. Nothing contained in the Plan shall prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of Stock Options and the awarding of Common Stock and cash otherwise than under the Plan; and such arrangements may be either generally applicable or applicable only in specific cases.

12.6. Withholding Taxes. Not later than the date as of which an amount must first be included in the gross income of the Holder for Federal income tax purposes with respect to any Stock Option or other award under the Plan, the Holder shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. If permitted by the Committee, tax withholding or payment obligations may be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditioned upon such payment or arrangements and the Company or the Holder’s employer (if not the Company) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Holder from the Company or any Subsidiary.

12.7. Governing Law. The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the law of the State of New York (without regard to choice of law provisions).

12.8. Other Benefit Plans. Any award granted under the Plan shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Subsidiary and shall not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to awards under this Plan).

12.9. Non-Transferability. Except as otherwise expressly provided in the Plan or the Agreement, no right or benefit under the Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbranced or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void.

12.10. Applicable Laws. The obligations of the Company with respect to all Stock Options and awards under the Plan shall be subject to (i) all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the Securities Act, and (ii) the rules and regulations of any securities exchange on which the Common Stock may be listed.

12.11. Conflicts. If any of the terms or provisions of the Plan or an Agreement conflict with the requirements of Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with such requirements. Additionally, if this Plan or any Agreement does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein and therein with the same force and effect as if such provision had been set out at length herein and therein. If any of the terms or provisions of any Agreement conflict with any terms or provisions of the Plan, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of the Plan. Additionally, if any Agreement does not contain any provision required to be included therein under the Plan, such provision shall be deemed to be incorporated therein with the same force and effect as if such provision had been set out at length therein.

12.12. Certain Awards Deferring or Accelerating the Receipt of Compensation. To the extent applicable, all awards granted, and all Agreements entered into, under the Plan are intended to comply with Section 409A of the Code, which was added by the American Jobs Creation Act of 2004 and relates to deferred compensation under nonqualified deferred compensation plans. The Committee, in administering the Plan, intends, and the parties entering into any Agreement intend, to restrict provisions of any awards that may constitute deferred receipt of compensation subject to Code Section 409A requirements to those consistent with this Section. The Board may amend the Plan to comply with Code Section 409A in the future.

12.13. Non-Registered Stock. The shares of Common Stock to be distributed under this Plan have not been, as of the Effective Date, registered under the Securities Act or any applicable state or foreign securities laws and the Company has no obligation to any Holder to register the Common Stock or to assist the Holder in obtaining an exemption from the various registration requirements, or to list the Common Stock on a national securities exchange or any other trading or quotation system.

CPI AEROSTRUCTURES, INC. PROXY Solicited By The Board Of Directors for Annual Meeting To Be Held on June 11, 2009

P
The undersigned shareholder(s) of CPI AEROSTRUCTURES, INC., a New York corporation ("Company"), hereby appoints Kenneth McSweeney and Edward J. Fred, or either of them, with full power of substitution and to act without the other, as the agents, attorneys and proxies of the undersigned, to vote the shares standing in the name of the undersigned at the Annual Meeting to be held on June 11, 2009 and at all adjournments thereof. This proxy will be voted in accordance with the instructions given below. If no instructions are given, this proxy will be voted FOR all of the following proposals

R
O
X
Y

( Continued and to be signed on the reverse side)

■	14475	■

ANNUAL MEETING OF SHAREHOLDERS OF

CPI AEROSTRUCTURES, INC.

June 11, 2009

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, Proxy Statement, Proxy Card
are available at http://www.cpiaero.com/ir.php under “Proxy”.

Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.

âPlease detach along perforated line and mail in the envelope providedâ

■ 20230000000000001000 9	061109

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE☒
1. Election of the following directors:		2. To approve the Performance Equity Plan 2009	FOR AGAINST ABSTAIN ☐ ☐ ☐
NOMINEES:
☐ FOR ALL NOMINEES	O Walter Paulick O Eric Rosenfeld	3. In their discretion, the proxies are authorized to vote upon such other business as may come before the meeting or any adjournment thereof.

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES
☐ FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT”and fill in the circle next to each nominee you wish to withhold, as shown here:˜

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.☐
I plan on attending the Annual Meeting. ☐

Signature of Shareholder	Date	Signature of Shareholder	Date:
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Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person
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